SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2002

ELECTRIC CITY CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-2791	36-4197337
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1280 Landmeier Road Elk Grove Village, IL 60007-2410
(Address of Principal Executive Officers and Zip Code)

Issuer’s telephone number, including area code: (847) 437-1666

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K filed on June 5, 2003 to include the required unaudited pro forma financial statements, which reflect the sale of certain assets and transfer of certain liabilities of the Registrant’s wholly owned subsidiary, Switchboard Apparatus, Inc. (“Switchboard”) and to reflect the use of proceeds to repay debt.

Item 2.    Acquisition or Distribution of Assets

On June 3, 2003, Electric City Corp. (“Electric City”, the “Company” or the “Seller”) entered into an Asset Purchase Agreement with Hoppensteadt Acquisition Corp. (“Hoppensteadt” or the “Buyer”), whereby Hoppensteadt acquired all of the assets, except for certain receivables and cash, and assumed all of the liabilities, except for bank debt, of Switchboard Apparatus, Inc., a wholly owned subsidiary of Electric City, as of May 31, 2003 in exchange for $798,000 in cash (the “Transaction”).  The purchase price is to be adjusted for changes in the net asset value of the assumed assets and liabilities from March 31, 2003 to May 31, 2003, with the Seller paying the Buyer for any decline in the net asset value and the Seller paying the Buyer for any increase in the net asset value over this period.  Hoppensteadt Acquisition is controlled by Dale Hoppensteadt, who was president of Switchboard from September 1, 2000 until the sale was consummated on June 3, 2003.

For additional information, please refer to the Registrant’s Current Report on Form 8-K filed on June 5, 2003.

Item 7.    Financial Statements and Exhibits

(a)                                  Not Applicable

(b)                                 Pro forma financial information

The following unaudited pro forma consolidated financial statements reflect the sale of certain assets and the transfer of certain liabilities of Switchboard, giving effect to the pro forma adjustments described in the accompanying notes.  The unaudited pro forma consolidated financial statements have been prepared from, and should be read in conjunction with, the historical consolidated financial statements and notes thereto of Electric City Corp., which are included in Electric City’s Annual Report on Form 10-KSB for the year ended December 31, 2002 and the Quarterly Report on Form 10-QSB as of March 31, 2003.

The unaudited pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred had the sale been consummated at the dates indicated, nor is it necessarily indicative of the future operating results or financial position of Electric City.

The unaudited pro forma consolidated statements of operations give effect to the Transaction as of it had occurred at the beginning of the periods presented.  The unaudited pro forma consolidated balance sheet gives effect to the Transaction as if it occurred on March 31, 2003.

ELECTRIC CITY CORP.

 Unaudited Pro Forma Consolidated Balance Sheet

As of March 31, 2003

	Historical	Pro-Forma Adjustment(1)	Pro-Forma

Assets

Current Assets
Cash and cash equivalents	$1,226,451	$—	$1,226,451
Accounts receivable, net	2,763,764	(1,005,891)	1,757,873
Inventories	2,456,222	(768,590)	1,687,632
Prepaid expenses and other	167,911	(14,332)	153,579

Total Current Assets	6,614,348	(1,788,813)	4,825,535

Net Property and Equipment	1,495,044	(350,380)	1,144,664

Cost in Excess of AssetsAcquired	416,573	—	416,573

Other Assets	1,815	(1,815)	—

	$8,527,780	$(2,141,008)	$6,386,772

ELECTRIC CITY CORP.

Unaudited Pro Forma Consolidated Balance Sheet

As of March 31, 2003

	Historical	Pro-Forma Adjustment(1)		Pro-Forma
Liabilities and Stockholders’ Equity

Current Liabilities
Line of credit	$500,000	$(500,000	)(2)	$—
Current maturities of long-term debt	147,463	(110,176	)(3)	37,287
Accounts payable	1,936,879	(630,700)		1,306,179
Accrued expenses	718,548	(133,553)		584,995
Deferred revenue	50,000	—		50,000

Total Current Liabilities	3,352,890	(1,374,429)		1,978,461

Deferred Revenue	266,668	—		266,668

Long-Term Debt, less current maturities	904,652	(235,652	)(3)	669,000

Stockholders’ Equity
Preferred stock
Series A	22,255	—		22,255
Series C	2,169	—		2,169
Common stock	3,338	—		3,338
Additional paid-in capital	48,113,216	—		48,113,216
Accumulated deficit	(44,128,908)	(530,927)		(44,659,835)

	4,012,070	(530,927)		3,481,143
Less treasury stock	(8,500)	—		(8,500)

Total Stockholders’ Equity	4,003,570	(530,927)		3,472,643

	$8,527,780	$(2,141,008)		$6,386,772

ELECTRIC CITY CORP.

Unaudited Pro Forma Consolidated Statement of Operations

Three Months Ended March 31, 2003

	Historical	Pro-Forma Adjustment(4)	Pro-Forma

Revenue	$2,548,844	$(1,398,091)	$1,150,753

Expenses
Cost of sales	2,522,558	(1,406,054)	1,116,504
Selling, general and administrative	1,253,701	(232,375)	1,021,326

	3,776,259	(1,638,429)	2,137,830

Operating loss	(1,227,415)	240,338	(987,077)

Other Income (Expense)
Interest income	1,667	—	1,667
Interest expense	(18,581)	10,099 (5)	(8,482)

Total other income (expense)	(16,914)	10,099	(6,815)

Net Loss	(1,244,329)	250,437	(993,892)

Plus Preferred Stock Dividends	(833,992)	—	(833,992)

Net Loss Available to Common Shareholder	$(2,078,321)	250,437	$(1,827,884)

Basic and Diluted Loss Per Common Share	$(0.06)	(0.00)	$(0.06)

Weighted Average Common Shares Outstanding	32,681,886	(0.00)	32,681,886

ELECTRIC CITY CORP.

Unaudited Pro Forma Consolidated Statement of Operations

Year Ended December 31, 2002

	Historical	Pro-Forma Adjustment(4)	Pro-Forma

Revenue	$11,766,272	$(6,231,750)	$5,534,522

Expenses
Cost of sales	11,460,423	(6,121,070)	5,339,353
Selling, general and administrative	7,150,043	(1,206,519)	5,943,524
Impairment Loss	108,000	—	108,000
	18,718,466	(7,327,589)	11,390,877

Operating loss	(6,952,194)	1,095,839	(5,856,355)

Other Income (Expense)
Interest income	23,275	—	23,275
Interest expense	(79,008)	24,806 (5)	(54,202)

Total other income (expense)	(55,733)	24,806	(30,927)

Loss before cumulative effect of accounting change	(7,007,927)	1,120,645	(5,887,282)

Less Preferred Stock Dividends	(4,111,107)	—	(4,111,107)

Loss before cumulative effect of accounting change available to common shareholders	$(11,119,034)	$1,120,645	$(9,998,389)

Basic and diluted loss per common share before cumulative accounting change	$(0.36)	$(0.04)	$(0.32)

Weighted Average Common Shares Outstanding	31,213,165		31,213,165

ELECTRIC CITY CORP.

Notes to the Unaudited Pro Forma Financial Statements

1.                                       Eliminates certain assets and liabilities sold or transferred as part of the Transaction as if the Transaction had occurred on the balance sheet date.

2.                                       $500,000 of the cash proceeds from the Transaction were used to pay down Electric City’s revolving line of credit.  The line of credit was not cancelled or reduced as a result of the Transaction and remains available for Electric City’s future use.

3.                                       $298,000 of the cash proceeds from the transaction were used to pay down a term loan of the Switchgear segment which was not assumed by the Buyer.

4.                                       Eliminates the results of operation of Switchboard for the period as if the Transaction had been completed at the beginning of the period presented.

5.                                       Reflects the reduction in interest expense attributable to the application of a portion of the cash proceeds to pay down Electric City’s line of credit.

(c)	Exhibits

10.1

Asset Purchase Agreement dated June 3, 2003, by and among Electric City Corp., Switchboard Apparatus, Inc., and Hoppensteadt Acquisition Corp. (Incorporated by reference to the Company’s Current report on Form 8-K filed June 5, 2003 (0-2791))

10.2

Strategic Alliance, Co-Marketing and Licensing Agreement dated May 31, 2003 by and between Hoppensteadt Acquisition Corp. and Electric City Corp. (Incorporated by reference to the Company’s Current report on Form 8-K filed June 5, 2003 (0-2791))

10.3	Stock Trading Agreement dated May 31, 2003 between Dale Hoppensteadt and Electric City Corp. (Incorporated by reference to the Company’s Current report on Form 8-K filed June 5, 2003 (0-2791))

99.1	Press release dated June 5, 2003. (Incorporated by reference to the Company’s Current report on Form 8-K filed June 5, 2003 (0-2791))

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ELECTRIC CITY CORP.

Dated: July 2, 2003	By:	/s/ Jeffrey R. Mistarz

Jeffrey R. Mistarz

Chief Financial Officer & Treasurer (principal financial and accounting officer)

INDEX TO EXHIBITS

Exhibit Number	Description
10.1

Asset Purchase Agreement dated June 3, 2003, by and among Electric City Corp., Switchboard Apparatus, Inc., and Hoppensteadt Acquisition Corp. (Incorporated by reference to the Company’s Current report on Form 8-K filed June 5, 2003 (0-2791))

10.2

Strategic Alliance, Co-Marketing and Licensing Agreement dated May 31, 2003 by and between Hoppensteadt Acquisition Corp. and Electric City Corp. (Incorporated by reference to the Company’s Current report on Form 8-K filed June 5, 2003 (0-2791))

10.3	Stock Trading Agreement dated May 31, 2003 between Dale Hoppensteadt and Electric City Corp. (Incorporated by reference to the Company’s Current report on Form 8-K filed June 5, 2003 (0-2791))

99.1	Press release dated June 5, 2003. (Incorporated by reference to the Company’s Current report on Form 8-K filed June 5, 2003 (0-2791))